File Number:333-84546
                                            filed Pursuant to Rule 497(e) of
                                                  the Securities Act of 1933


                                                            November 24, 2017

                      PIONEER REAL ESTATE SHARES VCT PORTFOLIO
                Supplement to the Prospectus and Summary Prospectus,
                               each dated May 1, 2017

On January 1, 2018, Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer") will assume direct responsibility for the day-to-day management of the portfolio. Currently, Amundi Pioneer, the portfolio's investment adviser, oversees the portfolio's operations and supervises AEW Capital
Management, L.P. ("AEW") as investment subadviser to the portfolio. AEW will continue to serve as the portfolio's subadviser through December 31, 2017.

PORTFOLIO MANAGEMENT

On January 1, 2018, Raymond Haddad, a member of Amundi Pioneer's equity team who currently manages REIT investments for other Amundi Pioneer investment portfolios, will assume the day-to-day management of the portfolio. Mr. Haddad is supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from one or more of Amundi Pioneer's affiliates.

Mr. Haddad, Vice President, joined Amundi Pioneer in 2014. Prior to joining Amundi Pioneer, he was a General Partner at Cedrus Capital Management from 2011 to 2014.

INVESTMENT POLICY CHANGES

Currently, the portfolio may invest up to 10% of its total assets in securities of non-U.S. issuers. Up to 5% of the portfolio's total assets may be invested in the securities of emerging markets issuers.

Effective January 1, 2018, the portfolio may invest up to 25% of its total assets in securities of non-U.S. issuers, including up to 10% in emerging markets issuers.




                                                                   30656-00-1117
                                       (c) 2017 Amundi Pioneer Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC